                                                                   EXHIBIT 99.26

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2004-WMC5 - STACK PRICE/YIELD    ASSUMPTIONS: 1) FORWARD CURVE
                                                   2) 50% SEVERITY
Settle                             10/29/2004      3) TO MATURITY
First Payment                      11/25/2004      4) CPR = CDR + CRR
                                                   5) PRICING PREPAY ASSUMPTIONS

                                        0 CDR             1 CDR                   2 CDR                  3 CDR
                                      ----------    -------------------    -------------------    --------------------
                                 M1
Disc Margin                                    0                      0                      0                       0
                              Price    103.01218              103.01218              103.01218               103.05242
                                WAL         5.35                   5.35                   5.35                    5.42
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M2
Disc Margin                                    0                      0                      0                       0
                              Price    103.20873              103.20873              103.20873               103.24483
                                WAL         5.25                   5.25                   5.25                    5.32
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M3
Disc Margin                                    0                      0                      0                       0
                              Price    103.66028              103.66028              103.66028               103.69444
                                WAL         5.19                   5.19                   5.19                    5.24
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M4
Disc Margin                                    0                      0                      0                       0
                              Price    105.32215              105.32215              105.32215               105.37022
                                WAL         5.14                   5.14                   5.14                    5.19
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M5
Disc Margin                                    0                      0                      0                       0
                              Price    105.52136              105.52136              105.52136               105.55574
                                WAL         5.10                   5.10                   5.10                    5.13
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 M6
Disc Margin                                    0                      0                      0                       0
                              Price    106.40701              106.40701              106.40701               106.45670
                                WAL         5.04                   5.04                   5.04                    5.08
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B1
Disc Margin                                    0                      0                      0                       0
                              Price    108.20358              108.20358              108.20358               108.26091
                                WAL         4.99                   4.99                   4.99                    5.03
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B2
Disc Margin                                    0                      0                      0                       0
                              Price    108.54681              108.54681              108.54681               108.60672
                                WAL         4.92                   4.92                   4.92                    4.95
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B3
Disc Margin                                    0                      0                      0                       0
                              Price    114.46021              114.46021              114.46021               114.54322
                                WAL         4.85                   4.85                   4.85                    4.87
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B4
Disc Margin                                    0                      0                      0                       0
                              Price    115.25939              115.25939              115.25939               115.37160
                                WAL         4.72                   4.72                   4.72                    4.76
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)

                                 B5
Disc Margin                                    0                      0                      0                       0
                              Price    114.71124              114.71124              114.71124               114.79285
                                WAL         4.50                   4.50                   4.50                    4.53
                Principal Writedown   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  0.00 (0.00%)  36,024,973.57 (1.55%)  72,385,069.13 (3.11%)  109,086,871.89 (4.68%)


                                              4 CDR                   5 CDR                  6 CDR                   7 CDR
                                      --------------------    --------------------    --------------------   ---------------------
                                 M1
Disc Margin                                              0                       0                       0                       0
                              Price              104.19193               102.89186               102.90666               103.02970
                                WAL                   7.64                    5.18                    5.21                    5.46
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 M2
Disc Margin                                              0                       0                       0                       0
                              Price              104.08634               103.41872               103.44106               103.61680
                                WAL                   6.87                    5.72                    5.76                    6.10
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 M3
Disc Margin                                              0                       0                       0                       0
                              Price              104.47810               104.24722               104.28433               104.54968
                                WAL                   6.47                    6.22                    6.29                    6.73
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 M4
Disc Margin                                              0                       0                       0                       0
                              Price              106.36835               106.61154               106.69341               107.36023
                                WAL                   6.25                    6.67                    6.76                    7.33
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 M5
Disc Margin                                              0                       0                       0                       0
                              Price              106.48961               107.46594               107.61365               108.54169
                                WAL                   6.07                    7.15                    7.26                    8.00
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 M6
Disc Margin                                              0                       0                       0                       0
                              Price              107.44416               109.56971               109.80116               111.19378
                                WAL                   5.92                    7.69                    7.85                    8.84
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 B1
Disc Margin                                              0                       0                       0                       0
                              Price              109.42929               113.50743               113.88909               115.70682
                                WAL                   5.79                    8.28                    8.50                    9.87
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 B2
Disc Margin                                              0                       0                       0                       0
                              Price              109.75828               115.33665               115.79950               117.81741
                                WAL                   5.66                    8.89                    9.19                   11.15
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 B3
Disc Margin                                              0                       0                       0                       0
                              Price              116.43888               125.32508               125.90633               127.95262
                                WAL                   5.54                    9.59                    9.99                   13.10
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 B4
Disc Margin                                              0                       0                       0                       0
                              Price              117.26189               127.96147               128.72786               125.82976
                                WAL                   5.37                   10.45                   11.04                   16.94
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)   2,695,901.95 (11.58%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)

                                 B5
Disc Margin                                              0                       0                       0                       0
                              Price              116.61461               129.24828               130.18993                59.70269
                                WAL                   5.12                   11.61                   12.50                    9.28
                Principal Writedown             0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%) 23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  146,137,166.06 (6.28%)  183,542,942.93 (7.88%)  221,311,409.51 (9.50%) 259,449,997.53 (11.14%)


                                              8 CDR                    9 CDR                    10 CDR
                                      ---------------------    ---------------------    ---------------------
                                 M1
Disc Margin                                               0                        0                        0
                              Price               103.18313                103.34063                103.52455
                                WAL                    5.77                     6.10                     6.49
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M2
Disc Margin                                               0                        0                        0
                              Price               103.82977                104.10461                104.50513
                                WAL                    6.52                     6.97                     7.55
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M3
Disc Margin                                               0                        0                        0
                              Price               104.98525                105.50542                106.17504
                                WAL                    7.29                     7.92                     8.78
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M4
Disc Margin                                               0                        0                        0
                              Price               108.21399                109.20864                110.60784
                                WAL                    8.04                     8.92                    10.24
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M5
Disc Margin                                               0                        0                        0
                              Price               109.67378                111.10658                113.34569
                                WAL                    8.96                    10.26                    12.71
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 M6
Disc Margin                                               0                        0                        0
                              Price               112.90302                115.11032                 95.21746
                                WAL                   10.20                    12.49                    15.52
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)  12,968,348.75 (41.25%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B1
Disc Margin                                               0                        0                        0
                              Price               117.96011                111.77011                 42.97175
                                WAL                   12.03                    16.54                     8.06
                Principal Writedown              0.00 (0.00%)    5,106,325.97 (19.07%)  26,778,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B2
Disc Margin                                               0                        0                        0
                              Price               120.57206                 51.19427                 26.37173
                                WAL                   14.82                     9.44                     5.08
                Principal Writedown              0.00 (0.00%)  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B3
Disc Margin                                               0                        0                        0
                              Price                85.21223                 37.93165                 20.14323
                                WAL                   14.06                     5.83                     3.23
                Principal Writedown    17,275,865.39 (74.19%)  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B4
Disc Margin                                               0                        0                        0
                              Price                45.75901                 22.02956                 12.33372
                                WAL                    6.87                     3.41                     2.02
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)

                                 B5
Disc Margin                                               0                        0                        0
                              Price                24.39456                 11.36010                  8.06871
                                WAL                    3.74                     1.87                     1.36
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  297,966,363.86 (12.80%)  336,867,904.29 (14.47%)  376,160,506.87 (16.15%)


                                              11 CDR                 12 CDR
                                      ---------------------    ---------------------
                                 M1
Disc Margin                                               0                        0
                              Price               103.79321                104.19618
                                WAL                    6.97                     7.60
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 M2
Disc Margin                                               0                        0
                              Price               105.03844                105.78167
                                WAL                    8.32                     9.46
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 M3
Disc Margin                                               0                        0
                              Price               107.12993                108.78435
                                WAL                   10.09                    12.68
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 M4
Disc Margin                                               0                        0
                              Price               112.90401                 81.42263
                                WAL                   12.83                    14.58
                Principal Writedown              0.00 (0.00%)   20,525,442.98 (58.77%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 M5
Disc Margin                                               0                        0
                              Price                86.57357                 34.69647
                                WAL                   15.04                     7.31
                Principal Writedown    16,933,085.17 (51.94%)  32,599,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 M6
Disc Margin                                               0                        0
                              Price                37.23857                 21.65734
                                WAL                    7.52                     4.63
                Principal Writedown   31,435,000.00 (100.00%)  31,435,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 B1
Disc Margin                                               0                        0
                              Price                23.68667                 15.01354
                                WAL                    4.68                     3.12
                Principal Writedown   26,778,000.00 (100.00%)  26,778,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 B2
Disc Margin                                               0                        0
                              Price                15.34616                 10.43727
                                WAL                    3.13                     2.23
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 B3
Disc Margin                                               0                        0
                              Price                12.80354                  9.65627
                                WAL                    2.15                     1.66
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 B4
Disc Margin                                               0                        0
                              Price                 9.07544                  7.48857
                                WAL                    1.53                     1.27
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)

                                 B5
Disc Margin                                               0                        0
                              Price                 6.42433                  5.27739
                                WAL                    1.09                     0.90
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  415,539,552.39 (17.85%)  455,322,917.00 (19.55%)


                                             13 CDR                   14 CDR
                                      ---------------------    ---------------------
                                 M1
Disc Margin                                               0                        0
                              Price               104.73139                105.50020
                                WAL                    8.45                     9.75
                Principal Writedown              0.00 (0.00%)             0.00 (0.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 M2
Disc Margin                                               0                        0
                              Price               106.95911                 91.68718
                                WAL                   11.48                    14.14
                Principal Writedown              0.00 (0.00%)   19,390,080.50 (31.42%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 M3
Disc Margin                                               0                        0
                              Price                79.69944                 33.68629
                                WAL                   14.53                     7.65
                Principal Writedown    21,668,390.81 (54.74%)  39,585,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 M4
Disc Margin                                               0                        0
                              Price                34.46523                 22.17142
                                WAL                    7.33                     4.95
                Principal Writedown   34,928,000.00 (100.00%)  34,928,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 M5
Disc Margin                                               0                        0
                              Price                21.47244                 15.11815
                                WAL                    4.77                     3.51
                Principal Writedown   32,599,000.00 (100.00%)  32,599,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 M6
Disc Margin                                               0                        0
                              Price                14.66912                 10.92696
                                WAL                    3.29                     2.55
                Principal Writedown   31,435,000.00 (100.00%)  31,435,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 B1
Disc Margin                                               0                        0
                              Price                10.88585                  8.63997
                                WAL                    2.36                     1.92
                Principal Writedown   26,778,000.00 (100.00%)  26,778,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 B2
Disc Margin                                               0                        0
                              Price                 8.10650                  6.81405
                                WAL                    1.79                     1.53
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 B3
Disc Margin                                               0                        0
                              Price                 8.14275                  7.08416
                                WAL                    1.42                     1.24
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 B4
Disc Margin                                               0                        0
                              Price                 6.42757                  5.61006
                                WAL                    1.09                     0.96
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)

                                 B5
Disc Margin                                               0                        0
                              Price                 4.53311                  3.99152
                                WAL                    0.78                     0.69
                Principal Writedown   23,285,000.00 (100.00%)  23,285,000.00 (100.00%)
 Total Collat Loss (Collat Maturity)  494,570,516.30 (21.24%)  534,098,019.17 (22.94%)